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                                                                   EXHIBIT 10.57

                            ASSIGNMENT OF DEBENTURE


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, INFINITY INVESTORS LIMITED, a Nevis West Indies corporation ("Assignor") hereby assigns without recourse to PYRAMID INVESTMENTS LLC, a liability company duly organized and validly existing under the laws of Nevis West Indies ("Assignee") that certain Debenture No. 4 dated February 5, 1997 issued by BRASSIE GOLF CORPORATION, a Delaware corporation (the "Debenture").

         Assignor represents and warrants that it has not transferred, assigned, pledged or hypothecated the Debenture.

         The Assignment may be executed in one or more counterparts and by facsimile signature.





                            [Signature page follows]
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         IN WITNESS WHEREOF, Assignor has executed and delivered this
Assignment to Assignee as of this ____ day of February, 1997.


                                        ASSIGNOR

                                        INFINITY INVESTORS LIMITED



                                        By: /s/ J. A. Loughran
                                           -----------------------------------
                                        Name: J. A. Loughran
                                             ---------------------------------
                                        Title: Director
                                              --------------------------------


ACKNOWLEDGED AND ACCEPTED
this ____ day of February, 1997

ASSIGNEE

/s/ Erwin Di Kau
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By: Erwin Di Kau
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Name: Field Secretaries (Cayman) Limited as Secretary of
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Title: Pyramid Investments, LLC
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/s/ Niall Brooks
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By: Niall Brooks
   -----------------------------------------------------
Name: Field Secretaries (Cayman) Limited as Secretary of
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Title: Pyramid Investments, LLC
      --------------------------------------------------